SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934  (Amendment No.  1 )

   Filed by the Registrant [X]

   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:

   [ ]   Preliminary  Proxy  Statement    [  ]   Confidential,  for Use of
                                                 Commission Only (as permitted
   [ ]   Definitive Proxy Statement              by Rule 14a-6(e)(2))

   [X]   Definitive Additional Materials

   [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                        Assumption Bancshares, Inc.
   __________________________________________________________________________
            (Name of Registrant as Specified In Its Charter)


             Board of Directors of Assumption Bancshares, Inc.
   __________________________________________________________________________
   (Name of Person(s) Filing Proxy  Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   [ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:

         _____________________________________________________________________

         2)    Aggregate number of securities to which transaction applies:

         _____________________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _____________________________________________________________________

         4)    Proposed maximum aggregate value of transaction:

         _____________________________________________________________________

         5)    Total Fee Paid:

         _____________________________________________________________________

   [ ]   Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         _____________________________________________________________________

         2)    Form, Schedule or Registration Statement No.:

         _____________________________________________________________________

         3)    Filing Party:

         _____________________________________________________________________

         4)    Date Filed:

         _____________________________________________________________________

Notes:



                                        PROXY


                The undersigned hereby constitutes and appoints _______________________, with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Assumption Bancshares, Inc. (the "Company") on May 15, 1996, and any adjournment thereof, and to vote the Company's common stock standing in the name of the undersigned as designated below.

          1.    Election  of  Directors:

          With regard to the following nominees for director, each to serve a three-year term expiring at the 1999 annual meeting of shareholders and until a successor is duly elected and has qualified. You may cast votes for up to four nominees.

                                                       WITHHOLD
              NOMINEES                      FOR        AUTHORITY
             ----------                   -------     -----------
             F.N. Carrier, Jr.             _____         _____
             Ridley J. Gros, Phd.          _____         _____
             Leonard C. Guedry, Jr.        _____         _____
             Robert J. Tregre              _____         _____

             J. Wilfred Daigle, Jr.        _____         _____
             Jess J. Waguespack            _____         _____
             Charles J. Melancon           _____         _____
             Lee H. Cafiero, Jr.           _____         _____


          The  Board  of  Directors  recommends that you vote
          AGAINST this proposal by checking  the  box  marked
          "AGAINST".

          2.    By-law  amendment  proposal:
                FOR  (   ) AGAINST (   ) ABSTAIN (   )

          3. In their discretion, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

         This proxy will be voted as specified.


         DATE:____________________       ________________________
                                         Signature of Shareholder


                                         _________________________
                                         Signature if held jointly

                                         Please  sign exactly as your
                                         name appears on the certificate
                                         or certificates representing
                                         shares to  be voted  by  this
                                         proxy (same as name appears on
                                         envelope containing these proxy
                                         materials). When signing as
                                         executor, administrator, attorney,
                                         trustee or guardian, please give
                                         full titles as such. If a
                                         corporation, please sign in
                                         corporate name by president or
                                         other authorized officer. If a
                                         partnership, please sign in
                                         partnership name by authorized
                                         persons.